ING Investors Trust

ING VP Index Plus International Equity Portfolio

(“Portfolio”)

Supplement dated March 6, 2009
to the Portfolio’s Adviser Class (“ADV Class”) shares Prospectus,
Institutional Class (“Class I”) shares Prospectus,
Service Class (“Class S”) shares Prospectus and Service 2 Class (“Class S2”) Prospectus and
The ADV Class, Class I, Class S and Class S2
Statement of Additional Information (“SAI”) each dated April 28, 2008

On January 30, 2009, the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING VP Index Plus International Equity Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING VP Index Plus International Equity	ING International Index

The proposed Reorganization is subject to approval by shareholders of ING VP Index Plus International Portfolio.  If shareholder approval is obtained at the Special Meeting of Shareholders that is scheduled to take place during the second quarter 2009, it is expected that the Reorganization will take place during the third quarter 2009. Shareholders of the Disappearing Portfolio will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.